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                                  EXHIBIT 23
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 33-82282).



                                                ARTHUR ANDERSEN LLP

Chattanooga, Tennessee
July 28, 1997